FIRST GEORGIA HOLDING, INC.
				   PROXY
		     SOLICITED BY THE BOARD OF DIRECTORS
		     FOR THE ANNUAL MEETING OF SHAREHOLDERS
		       TO BE HELD ON JANUARY 22, 1996

The undersigned shareholder of First Georgia Holding, Inc. (the
"Company") hereby appoints Hubert W. Lang, D. Lamont Shell, and J.D.
Moore as proxies with full power of substitution, acting by majority or by any of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Monday, January 22, 1995 at
5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL:  Election of Directors

______FOR all nominees listed            _________WITHHOLD AUTHORITY
      below (except as marked to                  To vote for all
      to the contrary below)                      nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

	B.W. BOWIE       TERRY K. DRIGGERS             ROY K. HODNETT

PROPOSAL: To ratify the appointment of KPMG Peat Marwick LLP as the Company's and Bank's Independent auditors for the fiscal year ending September 30, 1996.

_______FOR                   _________AGAINST                ______ABSTAIN

PROPOSAL:  To approve the Company's 1995 Stock Incentive Plan.

_______FOR                    _________AGAINST               ______ABSTAIN

PROPOSAL:  To approve the Company's Employee Stock Purchase
Plan.

_______FOR                    _________AGAINST               ______ABSTAIN

This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

						       Dated: ________, 1996

						      _________________________
						      Signature of Shareholder


						      __________________________
						      Additional signature
						      (if held jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

		PLEASE RETURN PROXY BY JANUARY 15, 1996

FIRST GEORGIA HOLDING, INC.
1703 Gloucester Street
Brunswick, Georgia 31520
(912) 267-7283



December 28, 1995



To the Shareholders of FIRST GEORGIA HOLDING, INC.:

	You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 22, 1996 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 1995 Annual Report.

	The principal business of the meeting will be (a) to elect the Company's Class I Directors to serve a term of three years, (b) to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank, (c) to approve the Company's 1995
Stock Incentive Program, and (d) to approve the Company's Employee
Stock Purchase Plan. We will also review the operations of the Company and the Bank for the past year.

	Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

							Very truly yours,


						       HENRY S. BISHOP
						       Henry S. Bishop
						       President

FIRST GEORGIA HOLDING, INC.
1703 Gloucester Street
Brunswick, Georgia 31520
(912) 267-7283

NOTICE OF ANNUAL MEETING

To be Held on January 22, 1996



	NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 22, 1996 at 5:00 p.m. Eastern Standard Time, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect the Class I Directors to serve a term of three years.

(2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank for the fiscal year ending September 30, 1996.

(3)     To approve the 1995 Stock Incentive Plan.

(4)     To approve the Employee Stock Purchase Plan; and

(5) To transact such other business as may properly come before the meeting.

	The Board of Directors has fixed the close of business on December 1, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

	All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

					  BY ORDER OF THE BOARD OF DIRECTORS


						HENRY S. BISHOP
						Henry S. Bishop
						President

FIRST GEORGIA HOLDING, INC.
1703 Gloucester Street
Brunswick, Georgia 31520

PROXY STATEMENT



INTRODUCTION

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 22, 1996, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

	This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 28, 1995. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors and FOR the ratification of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank.

	Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to G.F. Coolidge III, Secretary of the Company, at the Company's office, either an instrument revoking the proxy, a duly executed proxy bearing a later date or by attending the meeting and voting in person.


VOTING AT THE ANNUAL MEETING

	The close of business on December 1, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock") authorized, of which 1,326,641 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

ELECTION OF DIRECTORS

General
-------

	Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of Directors in the first Class (I) expire at the 1996 Annual Meeting; the terms of Directors in the second Class (II) expire at the 1997 Annual Meeting; and the terms of Directors in the third Class (III) expire at the 1998 Annual Meeting. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms, so that the term of office of one class of Directors expires each year.

	The Board of Directors proposes that B.W. Bowie, Terry K.
Driggers, and Roy K. Hodnett be elected as Class I Directors to serve a term of three years.


	The table set forth on the following page shows for each Director, (a) his class and term of office, (b) his name, (c) his age at December 31, 1995, (d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and (f) his business experience for the last five years:

Class I

Term to Expire at the 1999 Annual Meeting


				    Year First   Positions with Company and
Name                 Age             Elected         Business Experience
----              --------         ------------  --------------------------
B.W. Bowie*          67              1994        Retired Senior Vice President,
                                     											 General Manager and Director of
                                   											   Federal Paper Board Co.,
                                   											   Montvale, New Jersey (a company
                                     											 which manufactures paper
                                   											   products)

Terry K. Driggers    41              1995        President, Drigger Construction
                                   											   Company (a commercial
                                   											   construction company)

Roy K. Hodnett       75              1995        President, T.H.E. Management
                                     											 Co. The Island Inn (a real
                                   											   estate management company and
                                     											 hotel)
---------------------------
* Mr. Bowie is also a director of Gravure
  Packing Company.

Class II

Term to Expire at the 1997 Annual Meeting

				    Year First   Positions with Company and
Name                 Age             Elected         Business Experience
----              --------         ------------  --------------------------
Henry S. Bishop       53               1988      President of Company;
                                     											 President and Chief
                                   											   Executive Officer of Bank;

Hubert W. Lang, Jr.   71               1988      President and Manager, Lang
								                                   			   Planing Mill, Inc.(a retail
                                   											   building supply company)


E. Raymond Mock, Jr.  62               1988      President, Mock Enterprises,
                                     											 Inc., Rayette Foods, Inc.,
                                   											   and KTP, Inc. (general
                                   											   merchandising and grocery
                                     											 business)

Class III


Term to Expire at the 1998 Annual Meeting

				    Year First   Positions with Company and
Name                 Age             Elected         Business Experience
----              --------         ------------  --------------------------
James D. Moore        61              1988       President, J. D. Moore, Inc.
                                     											 (a petroleum jobber)

D. Lamont Shell       63              1994       President, Glynn Electric
                                     											 Supply company (a wholesale
                                     											 electrical supply company)


Meetings and Committees
-----------------------

	During the year ended September 30, 1995, the Board of Directors of the Company held three (3) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director during 1995, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

	The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

	The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors; (b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in accordance with prescribed procedures; and (c) serving as an independent party in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are James D. Moore, Raymond Mock,
Jr. and D. Lamont Shell. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor.
During 1995, the Audit Committee met four (4) times.

	The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee.
The current members of the Compensation Committee are James D.
Moore and E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank. During fiscal year 1995, the Compensation Committee did not meet.

	The Bank does not currently have a standing nominating committee.

OWNERSHIP OF STOCK

Principal Holders of Stock
--------------------------

	On December 1, 1995, the Company had 1,326,641 shares of Stock outstanding which were held by 325 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 1996, more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and address of             Amount and Nature of         Percentage
Beneficial Owner                Beneficial Ownership         of Total(1)
----------------------          ----------------------       -----------
Henry S. Bishop                         160,502 (2)           11.00%
1703 Gloucester Street
Brunswick, Georgia 31521

James A. Bishop                         118,175 (3)            8.27%
P. O. Box 1396
Brunswick, Georgia 31520

Roy K. Hodnett                          132,000 (4)            9.04%
Box 1
St. Simons Island, Georgia 31522

---------------------------------

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 132,849 shares, resulting in total outstanding shares of 1,459,490.

(2) Consists of 102,654 shares held of record by Mr. Bishop and an aggregate of 57,848 shares subject to presently exercisable options.

(3) Consists of 69,675 shares held of record by Mr. Bishop, 24,750 shares held of record by Mr. Bishop's spouse, 2,250 shares held of record by their minor children, and 21,500 shares held of record by James A. Bishop Trustee James A. Bishop a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4) Consists of 110,262 shares held of record by Mr. Hodnett, 9,000 shares held of record by Mr. Hodnett's spouse, 9,067 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, and 3,670 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management
-------------------------
	The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 1995. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

Name and address of             Amount and Nature of         Percentage
Beneficial Owner                Beneficial Ownership         of Total(1)
----------------------          ----------------------       -----------

Henry S. Bishop                  160,502(2)                   11.00%
1703 Gloucester Street
Brunswick, Georgia 31521

B.W. Bowie                        69,125(3)                    4.74%
16 Kings Way
St. Simons Island, GA
31522

Terry K. Driggers                   4,000                       *
112 River Way
Brunswick, GA 31520

Roy K. Hodnett                  132,000(4)                    9.04%
520 Ocean Blvd.
St. Simons Island, GA
31522

Hubert W. Lang, Jr.                 8,400(5)                    *
P.O. Box 1659
Brunswick, GA 31521

E. Raymond Mock, Jr.              18,750(6)                     1.28%
4003 Riverside Drive
Brunswick, GA 31520

James D. Moore                    12,750                        *
P.O. Box 1078
Brunswick, GA 31521

D. Lamont Shell                    1,800                        *
P.O. Box 1279
Brunswick, GA 31521


All Directors and
Executive Officers as a
Group (9 persons, all of         447,077(7)                   30.63%
whom are also shareholders)
-----------------------------
* Owns less than one percent of outstanding shares.

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 132,849 shares, resulting in total outstanding shares of 1,459,490.

(2) Consists of 102,654 shares held of record by Mr. Bishop and an aggregate of 57,848 shares subject to presently exercisable options.

(3) Consists of 68,000 shares held of record by Mr. Bowie and 1,125 shares held of record by his minor child.

(4)   Consists of 110,262 shares held of record by Mr.
Hodnett, 9,000 shares held of record by Mr. Hodnett's spouse, 9,067 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, and 3,670 held of record by Synovus as Trustee for Mr. Hodnett's spouse's
IRA.

(5) Consists of (a) 4,650 shares held of record by Mr. Lang and (b) 3,750 shares held of record by Mr. Lang and spouse as to which Mr. Lang shares voting and investment powers.

(6) Consists of (a) 11,250 shares held of record by Mr. Mock and (b) 7,500 shares held of record by Sandy Foods, Inc., as to which Mr. Mock shares voting and investment powers.


(7) Includes an aggregate of 95,348 shares subject to present exercisable options.

EXECUTIVE OFFICERS

	The table set forth below shows for each executive officer of the Company (a) the person's name, (b) his age at December 31, 1995, (c) the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.

				   Position with the
				   Company and the Bank;    Year First
Name               Age             Business Experience        Elected
------------------------------------------------------------------------

Henry S. Bishop    53              President, Chief           1988
                            				   Executive Officer and
                            				   Director of the
                            				   Company and the Bank

G. F.
Coolidge, III      46              Secretary/Treasurer of     1991
                            				   the Company; Senior
                            				   Vice President and Chief
                            				   Financial Officer of the
                            				   Bank; Previously
                            				   Senior Vice President and
                            				   Controller of Barnett
                            				   Bank of Southeast Georgia
                            				   (1979 - 1990)

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation
----------------------------------------------

	The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 1995.

Summary Compensation Table

                            			Annual                         Long Term
                     		      Compensation                    Compensation
                    		      ------------                    ------------
		                                                Securities
Name &                                            Underlying           All
Principal                                         Options             Other
Position          Year    Salary      Bonus       Granted         Compensation
----------        ----    ------      -----       -------         ------------
                                                   (#)
Henry S. Bishop
Chief Executive   1995    $150,000    $19,413      157,849         $2,280(1)
Officer
               			1994    $150,000    $17,045      	57,849         $2,370(1)

               			1993    $150,000    $11,100       38,455         $3,150(1)

----------------------

(1) Consists of contributions by the Bank to the 401(k) account of Mr. Bishop.

	Mr. Bishop received certain other benefits from the Bank. The total value of the benefits was less than 10% of his annual salary and bonus.

Stock Option Exercised and Holdings
-----------------------------------

	The following table contains information with respect to persons named in the Compensation Table regarding options granted during the last fiscal year.

          			Securities         Percent of Total      Exercise or
             Underlying         Options Granted       Base Price    Expiration
Name         Options Granted    in Fiscal Year        ($/share)        Date
--------     ---------------    ---------------      ------------   ----------
Henry S.
Bishop         100,000            76.92%              $7.15           07/17/2000


	The following table contains information with respect to the persons named in the Summary Compensation Table concerning unexercised options held as of the end of the fiscal year.


                                                      Value of Unexercised
              			Number of the unexercised            In-The-Money Options
                			Options at FY-End (#)              at FY-End (#) (1)
                 --------------------------           --------------------

Name            Exercisable     Unexercisable       Exercisable  Unexercisable
----------      -----------     -------------       -----------  -------------

Henry S. Bishop   57,849            100,000         $279,406        $135,000

(1) Calculated by subtracting the exercise price from the market value of the Stock at fiscal year-end and multiplying the resulting figure by the number of shares subject to in-the-money options.

Compensation of Directors
-------------------------

	The Bank pays each director $500 per Board meeting for his service as a Bank Director and $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees. Mr. Bishop received $6,000 in Director's fees during fiscal 1995.


Certain Other Transactions
--------------------------

	The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 1995 (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

	James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 1995, the Bishop Law Firm received legal fees of $23,637 from the Company or the Bank for general representation. During the same period, such law firm also received legal fees of $103,540 for representing the Bank in loan transactions in which its fees were paid by third party borrowers.


1995 STOCK INCENTIVE PLAN

Introduction
------------

	On July 17, 1995, the Board of Directors approved the First
Georgia Holding, Inc. 1995 Stock Incentive Plan (the "Stock Plan"). The Stock Plan provides the Company with increased flexibility to grant equity-based compensation to key employees and officers of the Company or an affiliate for the purpose of giving them a proprietary interest in the Company to align more closely their interests with those of stockholders generally and providing the Company with a mechanism to attract and retain key personnel. The Company has reserved 130,000 shares of Stock for issuance pursuant to awards that may be made under the Stock Plan.

	The following description of the Stock Plan is qualified in its entirety by reference to the applicable provisions of the Stock Plan document which is attached as Appendix A to this Proxy Statement.

Terms of the Stock Plan
-----------------------

	AMINISTRATION. Awards under the Stock Plan will be determined by a committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors. Only persons who satisfy the criteria of "disinterested persons" set forth in Rule 16b-3(c) may be members of the Committee. The Committee shall have at least two members. James D. Moore, Raymond Mock, and B.W. Bowie currently serve as the Committee.

	AWARDS. The Stock Plan permits the Committee to make awards of incentive stock options for the purchase of shares of Stock, as well as non-qualified options to the extent that an incentive stock option award exceeds certain statutory limitations.

The number of shares as to which an option is granted, to whom an option is granted and the terms and conditions of any option award will be determined by the Committee, subject to the provisions of the Stock Plan.

	TERM. The Stock Plan will expire ten years following the effective date of the plan, subject to any earlier termination of the Stock Plan effected by the Board of Directors.

	GRANTING OF OPTIONS TO PURCHASE STOCK. Options may be granted pursuant to the Stock Plan only to employees of the Company or any subsidiary.

	The number of shares of Stock as to which an option will be granted will be determined by the Committee in its sole discretion, as long as the total number of the shares available for grants under the Stock Plan does not exceed 130,000. Further, to the extent required under Section 162(m) of the Internal Revenue Code and the regulations thereunder for compensation to be treated as qualified, performance-based compensation, the maximum number of shares of Stock with respect to which options may be granted during any single fiscal year of the Company to any employee cannot exceed 100,000.

	Each option granted under the Stock Plan will be evidenced by an option agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate and which will specify at a minimum the number of shares of Stock subject to the grant, the option price and the option term. In addition, in the event the aggregate fair market value, as determined as of the option grant date, of Stock subject to such options (under all plans of the Company and subsidiaries) that first become exercisable during any calendar year exceeds $100,000, then such options in excess of this limitation will not be incentive stock options and, to the extent such options were granted pursuant to the Stock Plan, they will be treated as non-qualified stock options.

	The Committee may provide in any option agreement that, in the event of a change in control of the Company (as defined in the Stock
Plan), the option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any national securities exchange selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the change in control (or if the shares of Stock are not then actively traded on any market, any price not greater than the highest price paid for a share of Stock in any other transaction).

	Options are not transferable or assignable except by will or by the laws of descent or distribution and are exercisable during the recipient's lifetime only by the recipient.

	OPTION PRICE. The exercise price per share of Stock purchased under any option will be set forth in the applicable option agreement and will in no event be less than the fair market value of a share of Stock. With respect to an option granted to the holder of over 10% of the Stock of the Company, the exercise price will in no event be less than 110% of the fair market value of a share of Stock on the date the option is granted.

	The Stock Plan generally provides that the Committee may select among the following alternatives for payment of an option's exercise price: cash, surrender of previously owned shares, cashless exercise through a broker (once available) and reduction of the number of shares otherwise issuable pursuant to the option.

	OPTION TERM. The term of an option will be specified in the applicable option agreement and will expire no later than ten years from the date of grant; provided, however, that, with respect to an option grant to the holder of over 10% of the Stock of the Company, the term of the option will expire no later than five years from the date of grant. In addition, the option agreement will provide that, in the event of a termination of employment, the then unexpired portion of the option will terminate no later than three months after the date of termination of employment, except that in the case of a recipient whose termination of employment is due to death or disability, a period of up to one year may be substituted for the three-month period.

	TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT. Any award under the Stock Plan to a recipient whose employment is terminated may be cancelled, accelerated, paid or continued as provided in the applicable option agreement or, in the absence of such a provision, as the Committee may determine.

	TERMINATION AND AMENDMENT OF STOCK PLAN.  The Board of
Directors at any time may amend or terminate the Stock Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of the stockholders if such approval is necessary or advisable with respect to tax, securities or other applicable laws.

	CHANGES IN CAPITALIZATION The Stock Plan provides for an adjustment in the number and types of shares of Stock reserved under the Plan and subject to awards issued pursuant to the Stock Plan in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

	In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed out or otherwise adjusted by the Committee.

Federal Income Tax Consequences
-------------------------------

	The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan. If the recipient is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the federal income tax consequences of certain option exercises.

	INCENTIVE STOCK OPTIONS. The recipient of an incentive stock option is not subject to any federal income tax upon the grant of such an option pursuant to the Stock Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company.
Further, a recipient will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Stock to the recipient. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the recipient for the year in which the option is exercised. Thus, certain recipients may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Internal Revenue Code.

	If the shares of Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the recipient generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. The balance, if any, of the recipient's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the recipient, provided the Company satisfies applicable federal income tax withholding requirements.

	If the shares of Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

	NON-QUALIFIED OPTIONS. A recipient will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Stock on the date the option is exercised over the price paid for the Stock, and the Company will then be entitled to a corresponding deduction.

	Depending upon the period shares of Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

	Special rules apply to a participant who exercises a non-qualified option by paying the exercise price in whole or in part by a transfer of shares of Stock to the Company.

Benefits Under the Stock Plan
-----------------------------

	The following table contains summary information concerning benefits provided under the Stock Plan in the last fiscal year:

	              Benefits Under the Stock Plan
               -----------------------------
                                           Number           Dollar
                                       		of Shares          Value
                                         ---------          ------

	Henry S. Bishop                          100,000           $135,000

	Executive Group                           30,000             90,000

	Non-Executive Director Group                   0                  0

	Non-Executive Officer/
	  Employee Group                               0                  0


Stockholder Approval
--------------------

	The Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition of incentive stock option treatment and also because certain eligible participants in the Stock Plan are subject to Section 16 of the Securities Exchange Act of 1934. If the Stock Plan is not approved by the stockholders, awards made to these persons may be deemed
"purchases" of common stock for purposes of the short-swing profit recovery provision of Section 16.

	Approval of the Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.

                     EMPLOYEE STOCK PURCHASE PLAN

Introduction
-------------

	On July 17, 1995, the Board of Directors of the Company adopted the First Georgia Holding, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). Under the terms of the Purchase Plan, eligible employees of the Company and the Bank will be given the opportunity to be compensated through the benefits of Stock ownership and to acquire an interest in the Company through the purchase of Stock.

	The purpose of the Purchase Plan is to enable eligible employees of the Company and the Bank to purchase Stock in a convenient manner through payroll deductions and thereby allow such employees to share in the success of the Company and to encourage them to remain in the service of the Company. Participants in the Purchase Plan will be able to buy shares of the stock at a 15 percent discount from the lower of the market price at either the first day or the last day of each offering period, i.e., calendar month (the "Offering Period").

	The following description of the Purchase Plan is qualified in its entirety by reference to the applicable provisions of the Purchase Plan document which is attached as Appendix B to this Proxy Statement.

	The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

Terms of the Purchase Plan
--------------------------

	ADMINISTRATION. The Purchase Plan is administered by a committee (the "Committee") which is appointed by the Board of Directors of the Company and consists of at least two members of the Company's Board of Directors or may be comprised of the membership of any standing committee of the Company's Board of Directors. Currently, the Committee is comprised of James D. Moore and B.W. Bowie. The Board of Directors may from time to time remove members from or add members to the Committee or fill vacancies.

	TERM. The Purchase Plan will be maintained for an indefinite period, until the earlier of the date all shares authorized to be sold pursuant to the Purchase Plan have been issued or the Board of Directors elects to terminate the Purchase Plan.

	ELIGIBILITY. Any full-time employee who has been employed for more than six consecutive months before the beginning date of any Offering Period under the Purchase Plan shall be eligible to participate in the Purchase Plan for that Offering Period. Certain employee-stockholders, however, are ineligible for participation in the Purchase Plan. As of November 1, 1995, approximately 43 employees were eligible to purchase Stock under the Purchase Plan.

	PARTICIPATION. Each eligible employee may elect to participate for an Offering Period (each Offering Period would begin on the first day of the calendar month and end on the last day of that month) by completing a written authorization and delivering it to the Committee ten days prior to the beginning date of that Offering Period. All employees granted options to purchase Stock under the Purchase Plan shall have the same rights and privileges except that the amount of Stock which may be purchased under such options may vary in a uniform manner according to the compensation of the employee.

	A participant may contribute to the Purchase Plan through payroll deduction at a rate which shall be at least two percent but not in excess of ten percent of the participant's compensation. Payroll deductions for participants shall commence on the first pay day coinciding with or following the beginning date of each Offering Period and shall end with the last pay day preceding or coinciding with the exercise date for that Offering Period unless the participant affects a withdrawal from the Purchase Plan. A participant may not alter the rate of payroll deductions during the Offering Period; however, an existing participant may change the rate of payroll deductions effective for the immediately succeeding Offering Period by filing a revised authorization within the same deadline that applies to new participants.

	GRANTING OF OPTIONS TO PURCHASE STOCK. On the first day of each Offering Period, a participant shall be granted an option for a number of shares of Stock determined by the amount of the payroll deductions during the offering period divided by 85% of the lower of fair market value of a share of Stock on either the beginning date or the last day of the Offering Period (the "Exercise Date"). No participant may purchase Stock at a rate which exceeds $25,000 of Stock during any single calendar year.

	EXERCISE OF OPTION. Unless the participant has withdrawn from the Purchase Plan, a participant's option for the purchase of shares of stock during an Offering Period will be automatically exercised on the Exercise Date for that Offering Period for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the participant's account on that Exercise Date can purchase at the option price.

	WITHDRAWALS. A participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate in the Purchase Plan unless a written withdrawal notice is filed with the Company at least ten days prior to the beginning date for an immediately succeeding Offering Period. A participant may withdraw from the Purchase Plan during an Offering Period by requesting that all payroll deductions credited to his or her account for the Offering Period be paid to him or her by delivering written notice to the Committee at least ten days prior to the Exercise Date. A participant will be deemed to have withdrawn from the Purchase Plan in the event of a termination of employment for any reason. A participant who for any reason ceases to be an eligible employee prior to the Exercise Date during any Offering Period would be deemed to have requested a withdrawal of his or her payroll deductions as of the date that the participant ceases to be an eligible employee.

	A participant who has elected to withdraw from the Purchase
Plan may resume participation in the same manner and pursuant to the same rules as any eligible employee making an initial election to participate in the Purchase Plan. However, any participant who is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 and who withdraws from the Purchase Plan for any reason shall not be permitted to resume participation any earlier than in six months after the effective date of the participant's withdrawal.

	STOCK TO BE PURCHASED. The maximum number of shares of Stock to be sold to participants under the Purchase Plan will be 25,000 shares, subject to adjustment upon any changes in capitalization of the Company. The shares of Stock to be sold to participants under the Purchase Plan may at the election of the Company include either treasury shares or shares originally issued for such purpose. If the total number of shares of Stock for which options are to be exercised exceeds the number of such shares then available under the Purchase
Plan, the Company shall make a pro-rata allocation of the shares available in as nearly a uniform matter as is practicable and determined to be equitable.

	LIMITATIONS ON EMPLOYEES' RIGHTS. A participant will have no interest in shares of Stock covered by his or her option until the option has been exercised. In addition, any option granted under the Purchase Plan is not transferable during the participant's lifetime. A participant may file with the Committee a written designation of a beneficiary who is to receive any cash credited to the participant under the Purchase Plan in the event of the participant's death before an Exercise Date or any shares of Stock purchased for the participant under the Purchase Plan in the event of the participant's death on or after an Exercise Date but prior to the delivery of such shares.

	ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any reorganization, stock dividend, stock split or similar change in the outstanding shares of Stock, an appropriate adjustment will be made by the Committee to the number and kind of Shares available for the granting of options or as to which outstanding options are to be exercisable under the Purchase Plan and to the option price. No fractional shares will be issued or optioned in making any such adjustment.

TERMINATION AND AMENDMENT OF THE PURCHASE PLAN. The Board of Directors at any time may amend or terminate the Purchase Plan.

Federal Income Tax Consequences
--------------------------------

	Contributions withheld from a participant's compensation through payroll deductions are taxable income to the participant and the participant's cash contributions to the Purchase Plan are deductible by the Company. A participant will not recognize income at the time of the purchase of shares of Stock under the Purchase Plan but will obtain a basis in the shares of Stock so purchased equal to the price paid. A participant will be taxed only when he or she disposes of the Stock to the extent of the difference between the amount realized on the disposition and the price paid by the participant for the shares of the Stock. The character of the income tax consequences, short- or long-term capital gain or loss, will depend upon the length of time the participant has held the Stock.

	If a participant dies while owning shares of Stock, the participant's estate will be subject to certain holding period requirements.

Stockholder Approval
--------------------

	The Purchase Plan provides that the shareholders will approve the Purchase Plan within 12 months after its adoption by the Board of Directors of the Company. Stockholder approval is a condition to qualify the Purchase Plan under Section 423 of the Internal Revenue Code. If the shareholders do not approve the Purchase Plan, the Purchase Plan and all outstanding options issued thereunder will be void and have no affect.

	Approval of the Purchase Plan requires an affirmative vote of the holders of at least a majority of the outstanding shares of the Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.


SHAREHOLDER PROPOSALS

	Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 1997, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than September 1, 1996. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested.

ACCOUNTING MATTERS

	KPMG Peat Marwick, LLP, Atlanta, Georgia, independent public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


OTHER MATTERS

	The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors, ratification of the appointment of the auditors, approval of the benefit plans, or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.


EXPENSES AND SOLICITATION OF PROXIES

	All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

AVAILABLE INFORMATION

Shareholders may obtain, without charge, a copy of the 1995 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

                        G. F. Coolidge, III
                   First Georgia Holding, Inc.
                         P.O. Box 2257
                      Brunswick, GA 31521

APPENDIX A:
FIRST GEORGIA HOLDING, INC.
	1995 STOCK INCENTIVE PLAN



TABLE OF CONTENTS
	Page
DEFINITIONS                                                             2
"Board of Directors\	                                                   2
"Cause\	                                                                2
"Change in Control\	                                                    2
"Code\	                                                                 2
"Committee\	                                                            2
"Company\	                                                              2
"Disability\	                                                           2
"Fair Market Value\	                                                    3
"Option\	                                                               3
"Option Agreement\	                                                     3
"Over 10% Owner\	                                                       3
"Participant\	                                                          3
"Plan\	                                                                 3
"Stock\	                                                                3
"Subsidiary\	                                                           3
"Termination of Employment\	                                            3

THE PLAN                                                                3
Purpose of the Plan                                                     3
Stock Subject to the Plan                                               3
Administration of the Plan                                              4
Eligibility and Limits                                                  4
TERMS OF OPTIONS                                                        4
Terms and Conditions of Options                                         4
Option Price                                                            5
Option Term                                                             5
Payment                                                                 5
Conditions to the Exercise of an Option                                 5
Special Provisions for Certain Substitute Options                       5
Treatment of Awards Upon Termination of Employment                      5

GENERAL PROVISIONS                                                      6
Changes in Capitalization; Merger; Liquidation.                         6
Right to Terminate Services.                                            6
Restrictions on Delivery and Sale of Shares; Legends.                   6
Nonalienation of Benefits.                                              6
Termination and Amendment of the Plan.                                  7
Choice of Law.                                                          7
Effective Date of Plan.                                                 7
Term.  Unless terminated by the Board of Directors
 as of any earlier date, the Plan shall expire on the
tenth anniversary of the Plan's effective date.                         8

	  DEFINITIONS

	Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

	BOARD OF DIRECTORS means the board of directors of the Company.

	CAUSE has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Employment, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (i) fraud or dishonesty against the employer, (ii) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the employer or knowing violation of law in the course of performance of the duties of Participant's employment with the employer, (iii) repeated absences from work without a reasonable excuse, (iv) intoxication with alcohol or drugs while on the employer's premises during regular business hours, (v) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or
(vi) a material breach or violation of the terms of any employment or other agreement to which Participant and the employer are party.

	CHANGE IN CONTROL means a change of control of the Company that shall be deemed to have occurred if and when, without the approval of the Board of Directors prior to the occurrence:

	there occurs the acquisition by any person or persons acting in concert of the Company's then outstanding voting securities if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of the Company or such other transaction as may be described under 12 C.F.R. Section 225.41(b)(1) or any successor thereto;

	within any twelve-month period (beginning on or after the effective date of the Plan) the persons who were directors of the Company immediately before the beginning of such twelve-month period (the
"Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors; provided that any director who was not a director as of the effective date of the Plan shall be deemed to be an Incumbent Director if that director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors of the Company shall be deemed to be an Incumbent Director;

	there occurs the approval by the stockholders of the Company of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

	there occurs the sale, transfer or assignment of all or substantially all of the assets of the Company and its subsidiaries to any third party.

	CODE means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

	COMMITTEE means a committee composed of members of the Board of Directors appointed by the Board of Directors to administer the Plan.

	COMPANY means First Georgia Holding, Inc., a Georgia corporation.

	DISABILITY means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

	FAIR MARKET VALUE with regard to a date means the closing price at which shares of Stock shall have been sold on the last trading date prior to that date as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded and published in The Wall Street Journal. If, at the time of the determination of Fair Market Value, the shares of Stock are not actively traded on any exchange described above but are traded over the counter, Fair Market
Value shall be the arithmetic mean of the bid and asked prices for the shares of Stock on the last trading date within a reasonable period prior to that date as reported by a national securities exchange or other service selected by the Committee. If the shares of Stock are not traded on any market or traded over the counter, Fair Market Value means the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant, determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse. Fair Market Value as determined by the Committee shall be final, binding and conclusive upon each Participant. Notwithstanding the foregoing, other than for the purpose of determining the Exercise Price of an Option, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

	OPTION means an incentive stock option, but includes any option granted under the Plan that is treated as a nonqualified stock option pursuant to Section 2.4.

	OPTION AGREEMENT means a written agreement between the Company and a Participant or other documentation evidencing an award of an Option.

	OVER 10% OWNER means an individual who at any time an incentive stock option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Subsidiaries, determined applying the attribution rules of Code Section 424(d).

	PARTICIPANT means an individual who receives an Option hereunder.

	PLAN means the First Georgia Holding, Inc. 1995 Stock
Incentive Plan.

	STOCK means the Company's common stock $1.00 par value.

	SUBSIDIARY means, with respect to the Company, any subsidiary corporation within the meaning of Code Section 424(f).

	TERMINATION OF EMPLOYMENT means the termination of the employee-employer relationship between a Participant and the Company and its Subsidiaries, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause.


	  THE PLAN

	PURPOSE OF THE PLAN. The Plan is intended to (a) provide incentive to certain officers and key employees of the Company and its Subsidiaries to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers and key employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

	STOCK SUBJECT TO THE PLAN. Subject to adjustment in accordance with Section 4.1, 130,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options under the Plan in excess of the Maximum Plan Shares, determined in accordance with Rule 16b-3(a)(1) as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

	ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the persons to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

	The Committee shall consist of two or more directors, each of whom is not, during the one year prior to service as a member of the Committee, granted or awarded equity securities of the Company or an affiliate pursuant to the Plan or any other plan of the issuer or an affiliate, except as may be permitted under Rule 16b-3(c)(2)(i) promulgated under the Securities
Exchange Act of 1934.

	ELIGIBILITY AND LIMITS. Options may be granted only to employees of the Company or any Subsidiary. In addition, in the event the aggregate Fair Market Value (determined as of the option grant date) of stock subject to such Options (under all plans of the Company and Subsidiaries) that first become exercisable during any calendar year by an amount that exceeds $100,000, then such Options in excess of the limitation shall not be incentive stock options and, to the extent such Options were granted pursuant to this Plan, they shall be treated as nonqualified stock options.


	  TERMS OF OPTIONS

	Terms and Conditions of Options.
---------------------------------

	The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. Notwithstanding the preceding, to the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 100,000.

	The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

	The Committee may provide in any Option Agreement (or subsequent to the award of an Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any national securities exchange selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control (or if the shares of Stock are not then actively traded on any market, any price not greater than the highest price paid for a share of Stock in any other transaction) or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

	Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

	Each Option granted under the Plan shall be evidenced by an Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate, which shall specify, at a minimum, the number of shares of Stock subject to the grant, the option price and the option term. Each Option Agreement shall be subject to the terms of the Plan and any provision contained in the Option Agreement that is inconsistent with the Plan shall be null and void.

	OPTION PRICE.  Subject to adjustment in accordance with
Section 4.2 and the other provisions of this Section 3, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Option Agreement and shall in no event be less than the Fair Market Value of a share of Stock. With respect to an Option grant to an Over 10% Owner, the Exercise Price shall in no event be less than 110% of Fair Market Value of a share of Stock on the date the Option is granted.

	OPTION TERM. The term of an Option shall be as specified in the applicable Option Agreement and shall expire no later than ten (10) years from the date of grant; provided, however, that with respect to an Option grant to an Over 10% Owner, the term of the Option shall expire no later than five (5) years from the date of grant. In addition, the applicable Option Agreement shall provide that, in the event of a Termination of Employment, the then unexpired portion of the Option shall terminate no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a Participant whose Termination of Employment is due to death or Disability, a period of up to one (1) year may be substituted for the three (3) month period.

	PAYMENT. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Option Agreement provides, (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (ii) in a cashless exercise through a broker; or (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. If an Option Agreement so provides, the Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price for each share of Stock purchased pursuant to the terms of the Option Agreement. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

	CONDITIONS TO THE EXERCISE OF AN OPTION. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Option Agreement; provided, however, except as otherwise provided by the Plan, that subsequent to the grant of an Option, the Committee, at any time before its expiration or cancellation, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Option Agreement to the contrary.

	SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS.
Notwithstanding anything to the contrary in this Section 3, any Option issued in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code
Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.

	TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT.
Any award under this Plan to a Participant who suffers a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Option Agreement or, in the absence of such provision, as the Committee may determine thereafter. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to adjust the award.

	  GENERAL PROVISIONS

	Changes in Capitalization; Merger; Liquidation.
 -----------------------------------------------

	 The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of such Stock to holders of outstanding shares of such Stock or any other increase or decrease in the number of shares of such Stock outstanding effected without receipt of consideration by the Company.

	In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, including a Change in Control, the Committee may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new Options, the acceleration of Options, the early expiration of Options, the removal of restrictions on outstanding Options or the cash-out of the Options, in cash or in kind, based upon the Change in Control Price or, for events other than a Change in Control, the Fair Market Value of the Stock determined as of a date within thirty (30) days immediately prior to the transaction, as provided in the applicable Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation or other reorganization or tender offer.

	The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section 4.1 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

	RIGHT TO TERMINATE SERVICES.  Nothing in the Plan or in any
Option shall confer upon any Participant the right to continue as an employee, officer, consultant or a member of the Board of Directors of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's relationship with the Company or any of its affiliates at any time.

	RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS.
Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of such Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

	NONALIENATION OF BENEFITS. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

	TERMINATION AND AMENDMENT OF THE PLAN.  The Board of
Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

	CHOICE OF LAW. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

	EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon the date the Plan is approved by the Board of Directors of the Company; provided, however, that the grant of any Option prior to stockholder approval shall be conditioned upon receipt of subsequent stockholder approval within twelve months of the Plan's effective date.

TERM. Unless terminated by the Board of Directors as of any earlier date, the Plan shall expire on the tenth anniversary of the Plan's effective date.



	FIRST GEORGIA HOLDING, INC.


	By:      HENRY S. BISHOP

	Title:   PRESIDENT / C.E.O.



ATTEST:   ELI D. MULLIS
         ______________________________


	[CORPORATE SEAL]

                                APPENDIX B:
                       FIRST GEORGIA HOLDING, INC.
                      	EMPLOYEE STOCK PURCHASE PLAN

                       FIRST GEORGIA HOLDING, INC.
                       EMPLOYEE STOCK PURCHASE PLAN

PURPOSE.  The purpose of the First Georgia Holding, Inc. Employee
Stock Purchase Plan (the "Plan") is to provide employees of First Georgia Holding, Inc. (the "Company") and its subsidiary corporations ("Subsidiaries") within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of common stock, $1.00 par value per share, of the Company ("Common Stock"). The Company intends the Plan to qualify as an employee stock purchase plan under Code Section 423. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

	DEFINITIONS.

	"Compensation" means the base pay paid to an Employee by the Company or, where applicable, a designated
Subsidiary with respect to an Offering Period (defined below).
Bonuses and commissions shall be treated as Compensation pursuant to such rules as may be determined from time to time by the Committee (as defined below).

	"Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and for more than five months during any calendar year, and is having payroll taxes withheld from Compensation on a regular basis by the Company, by First Georgia Bank, F.S.B. or by any other Subsidiary of the Company designated from time to time by the Company's Board of Directors.


	ELIGIBILITY.

	Any Employee who has been employed for more than six consecutive months before the Beginning Date (defined below) in an Offering Period shall be eligible to participate in the Plan for that Offering Period.

	No Employee shall be granted an option if, immediately after the grant that Employee would own shares, or hold outstanding options to purchase shares, or both, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiaries.

	A person shall cease to be a participant upon the earliest to occur of:

	the date of a withdrawal under Paragraph
10(a) or (b) below; or

	the date of a termination of employment
from the Company and all Subsidiaries, for any reason, before the last day of the Offering Period then in effect.


	OFFERING PERIOD.  Offering Periods shall mean successive
periods the first of which commences September 1, 1995 and ends
September 30, 1995 and each calendar month thereafter until the Plan is
otherwise amended or terminated.   Each Offering Period will begin on the
first day of that period (the "Beginning Date") and end on the last day of that month (the "Exercise Date"). The Company will send to each eligible
Employee on a monthly basis an authorization notice (the "Authorization") advising the Employee of his or her right to participate in the Plan for the ensuing Offering Period.


	PARTICIPATION. An eligible Employee may become a participant for an Offering Period by completing the Authorization and delivering same to the Committee ten (10) days prior to the appropriate Beginning Date (except, with respect to the first Beginning Date, such later date as is administratively feasible). All Employees granted options under the Plan shall have the same rights and privileges, except that the amount of Common Stock which may be purchased under such options may vary in a uniform manner according to Compensation.

 METHOD OF PAYMENT. A participant may contribute to the Plan through payroll deductions, as follows:

	A participant shall elect on an Authorization to have deductions made from the participant's Compensation for each payroll period during the Offering Period at a rate which, expressed as a percentage, shall be at least two percent (2%), but not in excess of ten percent (10%), of the participant's
Compensation.

	All payroll deductions made for a participant shall be credited to the participant's account under the Plan. All payroll deductions made from participants' Compensation shall be commingled with the general assets of the Company and no separate fund shall be established. Participants' accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay interest on any payroll deductions credited to participants' accounts.

	Payroll deductions for a participant shall commence on the first payday coinciding with or following the Beginning Date of each Offering Period and shall end with the last payday preceding or coinciding with the Exercise Date for that Offering Period, unless the participant sooner effects a withdrawal from the Plan as authorized under Paragraph 10 below.

	A participant may not alter the rate of payroll deductions during the Offering Period; however, an existing participant may change the rate of payroll deductions effective for the immediately succeeding Offering Period by filing a revised
Authorization within the same deadline as applies to new participants for that Offering Period.



	GRANTING OF OPTION.

	As of the first day of each Offering Period, a participant shall be granted an option for a number of shares of Common Stock, subject to the adjustments provided for in Paragraph 11(a) below, determined according to the following procedure:

  Step 1 - Determine the amount of the participant payroll deductions during the Offering Period;

  Step 2 - Determine the amount which represents 85% of the lower of fair market value of a share of Common Stock on the (I) Beginning Date, or (II) Exercise Date; and

		Step 3 - Divide the amount determined in Step 1 by the amount determined in
           Step 2 and round down the quotient to the nearest whole number.

	For each Offering Period, the option price of shares of Common Stock to be purchased with a participant's payroll deductions shall be the lower of (i) 85% of the fair market value of the shares on the Beginning Date, or (ii) 85% of the fair market value of the shares on the Exercise Date.

	Notwithstanding the foregoing, no participant shall be granted an option which permits that participant's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

	For purposes of the immediately preceding
Subparagraph, the fair market value of a share of Common Stock on the Beginning Date and the Exercise Date as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, shall be determined as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation Systems
("NASDAQ"); (iii) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by NASDAQ; or (iv) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.

	EXERCISE OF OPTION. Unless a timely withdrawal has been effected pursuant to Paragraph 10 below, a participant's option for the purchase of shares of Common Stock during an Offering Period will be automatically exercised on the Exercise Date for that Offering Period for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the participant's account on that Exercise Date can purchase at the option price.

	DELIVERY. As soon as administratively feasible after each Exercise Date, the Company shall deliver to each participant or, in the alternative, to a custodian designated by the Committee, the shares of Common Stock purchased upon the exercise of the option. In the event of the delivery of a participant's shares of Common Stock to a custodian designated by the Committee, the participant may elect at any time thereafter to have such shares delivered to the participant or to an account established by the participant with any brokerage firm. The disposition of any payroll deductions credited to a participant's account during the Offering Period not used for the purchase of shares (the "Cash Excess") shall be as follows:

	If the participant has elected to withdraw from the Plan as of the end of the Offering Period, the Company shall deliver the Cash Excess to the participant.

	If the participant has not elected to withdraw from the Plan as of the end of the Offering Period, the Cash Excess shall be applied to the purchase of shares of Common Stock in the immediately succeeding Offering Period.


	WITHDRAWAL.

	A participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate in the Plan, unless a written withdrawal notice is filed with the Company at least ten days prior to the Beginning Date for an immediately succeeding Offering Period as of which the participant desires to withdraw from the Plan.

	A participant may withdraw from the Plan during an Offering Period by requesting that all, but not less than all, payroll deductions credited to his account for the Offering Period be paid to him by delivering a written notice to the Committee at least ten days prior to the Exercise Date; provided further, that a participant who for any reason, including retirement, termination of employment or death, ceases to be an eligible Employee prior to the Exercise Date during any Offering Period will be deemed to have requested a withdrawal of his payroll deductions as of the date of retirement, termination of employment or death.

	Upon the withdrawal of a participant from the Plan under the terms of this Paragraph during an Offering Period, the participant's outstanding options under this Plan shall immediately terminate.

	In the event a participant withdraws from the Plan under this Paragraph during an Offering Period, all payroll deductions credited to the participant's account will be paid to the participant or, in the event of death, to the person or persons entitled thereto under the terms of Paragraph 13, as soon as administratively feasible after the date of the participant's withdrawal.

	A participant who has elected to withdraw from the Plan may resume participation in the same manner and pursuant to the same rules as any eligible Employee making an initial election to participate in the Plan; provided, however, that any participant who is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (a "Reporting Person") and who withdraws from the Plan for any reason shall not be permitted to resume participation any earlier than the Beginning Date which is more than six (6) months after the effective date of the participant's withdrawal; provided further, however, that a Reporting Person may be allowed to resume participation without regard to the six-month wait requirement if such a requirement is then no longer necessary to qualify transactions under the Plan as exempt within the meaning of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934.

STOCK.

	The maximum number of shares of Common
Stock to be sold to participants under the Plan shall be Twenty-Five Thousand (25,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 15 below.
The shares of Common Stock to be sold to participants under the Plan may, at the election of the Company, include either treasury shares or shares originally issued for such purpose. If the total number of shares of Common Stock then available under the Plan for which options are to be exercised in accordance with Paragraph
8 exceeds the number of such shares then available under the Plan, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. If an option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to the option shall again be available for purposes of the Plan.

	A participant will have no interest in shares of Common Stock covered by his or her option until such option has been exercised.

	Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Exercise Date, in the names of the participant and one other person designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

	Shares of Common Stock purchased under the terms of the Plan by a participant who is a Reporting Person may not be sold prior to the expiration of six (6) months from the Exercise Date upon which such shares were purchased except in the event of the participant's disability, as determined by the Committee, or death.


	ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") which shall consist of not less than two members of the Company's Board of Directors or may be comprised of the membership of any standing committee of the Company's Board of Directors. The Board of Directors of the Company shall determine the composition of the Committee and may at any time and from time to time remove members from, or add members to, the Committee, or to fill vacancies. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination or action of the Committee in connection with the interpretation or administration of the Plan shall be final and binding upon all participants and any and all persons claiming under or through any participant.


	DESIGNATION OF BENEFICIARY.

	A participant may file with the Committee a written designation of a beneficiary who is to receive any cash to his or her credit under the Plan in the event of the participant's death before an Exercise Date, or any shares of Common Stock and cash to his or her credit under the Plan in the event of the participant's death on or after an Exercise Date but prior to the delivery of such shares and cash. A beneficiary may be changed by the participant at any time by notice in writing to the Committee.

	Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the time of the participant's death of a beneficiary designated by the participant in accordance with the immediately preceding Subparagraph, the Company shall deliver such shares or cash, or both, to the beneficiary. In the event a participant dies and is not survived by a then living or in existence beneficiary designated by him in accordance with the immediately preceding Subparagraph, the Company shall deliver such shares or cash, or both, to the personal representative of the estate of the deceased participant. If to the knowledge of the Company no personal representative has been appointed within ninety (90) days following the date of the participant's death, the Company, in its discretion, may deliver such shares or cash, or both, to the surviving spouse of the deceased participant, or to any one or more dependents or relatives of the deceased participant, or if no spouse, dependent or relative is known to the Company then to such other person as the Company may designate.

	No designated beneficiary shall, prior to the death of the participant by whom the beneficiary has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.


	TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Any attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10 above.


	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares available for the granting of options, or as to which outstanding options shall be exercisable, and to the option price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Committee under this paragraph shall be conclusive.

	Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee in its discretion (a) may declare the Plan's termination in the same manner as if the Board of Directors had terminated the Plan pursuant to Paragraph 16 below, or (b) may declare that any option granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled.

	Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or option price of shares of Common Stock subject to any option except as specifically provided otherwise in this Paragraph 15.
The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


	AMENDMENT OR TERMINATION.

	The Board of Directors of the Company may at any time terminate or amend the Plan. The balances credited to participants' accounts as of the date of any Plan terminated shall be refunded to those participants as soon as administratively feasible following the effective date of the Plan's termination.

	Prior approval of the shareholders of the Company shall be required with respect to any amendment which would require the sale of more shares than are authorized under Paragraph 11 of the Plan.

	If necessary under Rule 16b-3 or any successor thereto promulgated under the Securities Exchange Act of 1934 or by the Code, prior approval of the shareholders of the Company shall be required with respect to any Plan amendment.


	NOTICES. All notices or other communications by a participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


	NO CONTRACT. This Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any eligible
Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or as a participant of the Plan.

	WAIVER. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Company or any Subsidiary, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, the Company or any Subsidiary, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every eligible Employee as a part of the consideration for any benefits by the Company under this Plan.


	APPROVAL OF SHAREHOLDERS. The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months after the adoption of the Plan by the Board of Directors of the Company. The Plan is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder void and of no effect.


	IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 17th day of July, 1995.


	FIRST GEORGIA HOLDING, INC.


	By:    HENRY S. BISHOP
								Henry S. Bishop


 Attest: ELI D. MULLIS